Exhibit 99.1

EA TO ACQUIRE JAMDAT MOBILE INC. —

THE LEADER IN NORTH AMERICAN MOBILE INTERACTIVE ENTERTAINMENT

Accelerates EA’s Objective of Global

Expansion in Mobile

REDWOOD CITY and LOS ANGELES, Calif., December 8, 2005 — Electronic Arts Inc. (NASDAQ:ERTS) and JAMDAT Mobile Inc. (NASDAQ:JMDT) today announced they have entered into a definitive merger agreement under which EA will acquire JAMDAT.  EA will pay $27 per share in cash in exchange for each share of JAMDAT common stock and assume outstanding stock options for a total of approximately $680 million.

EA and JAMDAT together plan to publish over 50 games for mobile phones in the first twelve months following the completion of the acquisition, including popular titles like Tetris, Bejeweled, JAMDAT Bowling, Need For SpeedTM, EA SPORTS Madden NFLTM Football and EA SPORTS FIFA Soccer.

“This is an important strategic acquisition for Electronic Arts,” said EA Chairman and Chief Executive Officer Larry Probst.  “Together we intend to build a leading global position in the rapidly growing business of providing games on mobile phones.  We look forward to the JAMDAT team joining EA.”

Headquartered in Los Angeles, JAMDAT has roughly 350 employees in locations around the world, including Honolulu, Montreal, Tokyo, London, Bucharest and Hyderabad.

“We think the combination of EA and JAMDAT will benefit our shareholders,” said JAMDAT Chairman and Chief Executive Officer Mitch Lasky.  “The combination of EA and EA SPORTS, along with JAMDAT’s casual blockbusters like Tetris, Bejeweled and JAMDAT Bowling, will create a powerful product line-up.”

Upon closing, JAMDAT CEO Mitch Lasky will lead EA’s mobile games business worldwide.  The mobile businesses will be combined into one team.

Transaction and Financial Information

•

The proposed acquisition has been approved by the board of directors of each company and is subject to customary closing conditions, including approval by JAMDAT’s stockholders and regulatory approvals.

•	The acquisition is expected to close in EA’s fiscal fourth quarter.
•	In EA’s fiscal fourth quarter, non-recurring acquisition-related GAAP charges are expected to be between $0.10 to $0.15 per diluted share.

Conference Call

Electronic Arts and JAMDAT will host a conference call today, December 8, 2005, at 2:30 pm Pacific Time / 5:30 pm Eastern Time to discuss the transaction.

In addition, EA will discuss recent trends in holiday sales.

Listeners may access the conference call live through a dial-in number at (800) 819-9193, access code 4601662, or via webcast at http://investor.ea.com.  A dial-in replay of the conference call will be provided until December 16, 2005 at (719) 457-0820, access code 4601662. The webcast archive of the conference call will be available for one year at http://investor.ea.com.

About Electronic Arts

Electronic Arts (EA), headquartered in Redwood City, California, is the world’s leading interactive entertainment software company. Founded in 1982, the company develops, publishes, and distributes interactive software worldwide for videogame systems, personal computers and the Internet. Electronic Arts markets its products under four brand names: EA SPORTS(TM), EA(TM), EA SPORTS BIG(TM) and POGO(TM). In fiscal 2005, EA posted revenues of $3.1 billion and had 31 titles that sold more than one million copies. EA’s homepage and online game site is www.ea.com. More information about EA’s products and full text of press releases can be found on the Internet at http://info.ea.com.

Electronic Arts, EA, EA SPORTS, EA SPORTS BIG and POGO are trademarks or registered trademarks of Electronic Arts Inc. in the U.S. and/or other countries.

About JAMDAT Mobile

JAMDAT Mobile Inc. is a global publisher of wireless entertainment applications, including games, ring tones, images and other content. JAMDAT’s application portfolio is based on original and licensed intellectual properties and includes JAMDAT Bowling, Tetris®, Downtown Texas Hold ‘Em, Lemonade Tycoon®, Bejeweled®, The Lord of the Rings®, Tony Hawk’s® Underground and Scrabble®. JAMDAT distributes its applications through wireless carriers around the world. For more information, please visit www.jamdat.com.

Some statements set forth in this release, including those regarding EA’s proposed acquisition of JAMDAT and the expected impact of the acquisition on EA’s strategic and operational plans and financial results, contain forward-looking statements that are subject to change.  Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements.  These forward-looking statements are subject to risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements.  Some of the factors which could cause results to differ materially from the expectations expressed in these forward-looking statements include the following: the requirement that JAMDAT’s stockholders must approve the transaction; the required receipt of necessary regulatory approvals, including under applicable antitrust laws; the possibility that the transaction will not close or that the closing may be delayed; the effect of the announcement of the acquisition on EA’s and JAMDAT’s strategic relationships, operating results and business generally, including the ability to retain key employees; EA’s ability to successfully integrate JAMDAT’s operations and employees; general economic conditions; and other factors described in EA’s and JAMDAT’s SEC filings (including EA’s Annual Report on Form 10-K for the year ended March 31, 2005 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, and JAMDAT’s Annual Report on Form 10-K for the year ended  December 31, 2004 and Quarterly Report on Form 10-Q for the quarter ended September 30,  2005).  If any of these risks or uncertainties materializes, the acquisition may not be consummated, the potential benefits of the acquisition may not be realized, EA’s and/or JAMDAT’s operating results and financial performance could suffer, and actual results could differ materially from the expectations described in these forward-looking statements.  Neither EA nor JAMDAT assume any obligation to update these forward-looking statements.

Additional Information and Where to Find It

JAMDAT has agreed to file a proxy statement in connection with the proposed acquisition. The proxy statement will be mailed to the stockholders of JAMDAT. JAMDAT’s stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and JAMDAT. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by JAMDAT by going to JAMDAT’s Investor Relations page on its corporate website at http://investor.jamdat.com.

JAMDAT and its officers and directors may be deemed to be participants in the solicitation of proxies from JAMDAT’s stockholders with respect to the acquisition. Information about JAMDAT executive officers and directors and their ownership of JAMDAT common stock is set forth in the proxy statement for JAMDAT’s 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 15, 2005. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of JAMDAT and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.

In addition, EA and its officers and directors may be deemed to have participated in the solicitation of proxies from JAMDAT’s stockholders in favor of the approval of the acquisition. Information concerning EA’s directors and executive officers is set forth in EA’s proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on June 24, 2005, and Annual Report on Form 10-K filed with the SEC on June 7, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to EA’s Investor Relations Website at http://investor.ea.com.

For additional information, please contact:

For Electronic Arts:
Tricia Gugler	Jeff Brown
Director, Investor Relations	Vice President, Corporate Communications
650-628-7327	650-628-7922

For JAMDAT:
Integrated Corporate Relations	Dena Cook
Andrew Greenebaum	Zeno Group
310-395-1270	310-566-2283